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                        Amendment to Employment Agreement

         This amendment to the Employment Agreement by and between The Union National Bank of Westminster ("Bank") and Virginia W. Smith ("Executive") is entered into this 8th day of September, 1998.

         Whereas, the Bank has previously entered into an Employment Agreement dated August 9, 1995, between the above two parties, prior to the Executive's appointment to the position of President. It is the desire of both parties to amendment such Employment Agreement.

         Paragraph 3 of the Employment Agreement is amended by adding a new section `G' which reads as follows:

         In the event employment of the Executive is terminated for any cause, whether initiated by the Board of Directors or the Executive, Executive agrees to tender her resignation as a Director of Union National Bancorp, Inc. ("Company") and the Bank, immediately upon such termination.

         Paragraph 10 F of the Employment Agreement is amended to read as follows:

         In the event that one or more of the provisions of this Employment Agreement, or any amendments thereof, shall be invalid, illegal, or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         All other terms, conditions and covenants of the Employment Agreement remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed and sealed this amendment as of the day and year first above written.

ATTEST:                    THE UNION NATIONAL BANK OF WESTMINSTER

       /S/                          By:     /S/                           (SEAL)
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Secretary                                   K. Wayne Lockard, Chairman

                                               /S/                        (SEAL)
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                                            Virginia W. Smith